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                                                                   EXHIBIT 10.41


                               FIRST AMENDMENT TO
                                EXECUTIVE OFFICER
                              EMPLOYMENT AGREEMENT


        THIS FIRST AMENDMENT TO EXECUTIVE OFFICER EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this 22nd day of April, 1999 by and between UNIVERSAL ELECTRONICS INC. (the "Employer") and PAUL D. ARLING ("Executive").

                                    RECITALS:

        WHEREAS, the Employer and Executive are parties to that certain Executive Employment Agreement dated September 29, 1998; and

        WHEREAS, the parties wish to amend the Executive Employment Agreement by replacing Paragraph 19 to the Executive Employment Agreement.

        NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

        1. Paragraph 19 of the Executive Employment Agreement is hereby deleted in its entirety and replaced with the following:

               "19.   RELOCATION LOAN MADE TO EXECUTIVE

                      At such time as demanded by Executive, Employer shall loan
               Two Hundred Thousand Dollars ($200,000) to Executive which Executive shall use solely for relocating his home and family from his present place of residence in Shaker Heights, Ohio to a new residence located in Southern California and in this connection the Executive shall execute and deliver to Employer a Nonrecourse Secured Promissory Note in favor of Employer in the form attached to this Agreement as Exhibit C, the terms and conditions of which are incorporated into this Agreement by this reference. On each December 15 during the term of such Note and on the payment of principal of the Note, Employer shall pay to Executive an amount equal to 1.045 times the amount of interest due by Executive under the Note as of each of such dates (the "Interest Compensation"), regardless of whether Executive is employed by Employer on such dates. Such loan and such Interest Compensation is in addition to all amounts to be paid and/or reimbursed to Executive pursuant to Employer's Executive Relocation Policy."



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        2.     Except as specifically modified as set forth in this First
Amendment to Executive Employment Agreement, the Executive Employment Agreement shall be and remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed the Agreement as of this 22nd day of April, 1999.


Signed and acknowledged in              UNIVERSAL ELECTRONICS INC.
the presence of:

                                        By:
------------------------------              -----------------------------------
                                              Its:
                                                   ----------------------------
                                        PAUL D. ARLING



------------------------------          ---------------------------------------
                                            Signature






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                                    EXHIBIT C


                       NONRECOURSE SECURED PROMISSORY NOTE


AMOUNT: $200,000                                             APRIL 22, 1999
                                                             CYPRESS, CALIFORNIA

        FOR VALUE RECEIVED, the undersigned, Paul D. Arling, (hereinafter referred to as "Maker"), promises to pay to the order of Universal Electronics Inc., a Delaware corporation, 6101 Gateway Drive, Cypress, California 90630 (hereinafter referred to as "Payee"), the principal sum of Two Hundred Thousand Dollars ($200,000), together with interest at the rate of 5.28% per annum from the date hereof, payable as follows: (a) accrued interest shall be paid on each December 15 during the term of this Note and at the time of full payment of this Note (to the extent accrued from the last interest payment); and (b) the entire principal balance is due on the earlier of (i) December 15, 2007, (ii) within twelve (12) months following a demand from Payee, which demand may only be made by Payee in the event that Maker shall cease (for whatever reason) being an employee of Payee or upon the occurrence of an Event of Default or (iii) on the closing of a sale or transfer by Maker or Maker's spouse of all or any part of his and/or her primary residence in Southern California that secures this Note (the "Property"), including without limitation any sale or transfer of any interest therein (including any beneficial interest therein) without Payee's prior written consent, which consent shall not be unreasonably withheld. An Event of Default shall occur hereunder if Maker (1) fails to render payment of principal (or, if applicable, interest under this Note) when said payment is due and payable, or (2) breaches any material provision of this Note or any material provision of the Executive Employment Agreement.

This Note is secured by a deed of trust of even date herewith ("Deed of Trust").

In the event Maker fails to make any payments under this Note, a late payment charge equal to 5% of the amount due and owing will be assessed from the date such payment was due. All amounts of interest not paid when due, shall accrue and be added to and considered principal of this Note.

This Note shall be nonrecourse. In the event of a default by Maker under the terms of this Note, Payee's recourse shall be limited to the Property. In no event shall Payee have any recourse against, nor shall Payee be able to recover from, any of Maker's assets other than the Property.

Maker hereby agrees to be bound by all the terms contained in this Note.

This Note is given to Payee by Maker to evidence a loan from Payee to Maker made for the reason set forth in Section 19 of that certain Executive Employment Agreement dated September 29, 1998, as amended on April 22, 1999 (the "Executive Employment Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Executive Employment Agreement.

Payment upon this Note shall be made by check or checks payable to Payee at the address set forth herein, or such other place as Payee or a subsequent holder of this Note shall designate to Maker in writing, in lawful money of the United States of America.

This Note may be prepaid by the Maker, in whole or in part, at any time without premium or penalty.

Maker hereby waives any defenses based upon, and specifically assents to, any and all extensions and postponements of the time of payment and all other indulgences or forbearances which may be granted to any party liable hereon by Payee or any subsequent holder of this Note.



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Maker hereby waives presentment, demand for payment, notice of protest, notice of nonpayment, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

No delay or omission on the part of Payee or any subsequent holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right of Payee or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any other occasion.

No single or partial exercise by Payee or any subsequent holder hereof of any power hereunder shall preclude any other or future exercise thereof or the exercise of any other power.

Maker shall pay on demand of Payee or any subsequent holder of this Note all costs of collection, including reasonable attorneys' fees incurred by Payee or such holder in enforcing collection of this Note on default.

No provision of this Note shall be modified except by a written instrument executed by Maker and by Payee or a subsequent holder hereof expressly referring to this Note and to the provision modified.

THE MAKER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, THE NOTES, OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY COURT OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF CALIFORNIA - LOS ANGELES. THE MAKER EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE MAKER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 8 OF THE EXECUTIVE EMPLOYMENT AGREEMENT. THE MAKER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE MAKER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF CALIFORNIA UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF CALIFORNIA. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE PAYEE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

MAKER WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN MAKER, PAYEE, OR ANY OTHER PARTY HERETO ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HERETO IN CONNECTION WITH THIS LOAN OR ANY OTHER AGREEMENT AMONG THEM.

THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF MAKER AND PAYEE DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF CALIFORNIA.

This Note and the provisions hereof are to be binding on the assigns or successors of Maker and Payee.

If from any circumstances whatsoever, fulfillment of any obligation of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such obligation shall be due, shall violate the lawful limit of any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled shall be reduced to such lawful limit, so that in no event shall there occur,



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under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby any violation of such lawful limit, but such obligation shall be fulfilled to the lawful limit. If any sum is collected in excess of the lawful limit, such excess shall first be applied to reduce the principal debt, and then to the extent any such excess exceeds the principal debt such excess shall be returned to Maker.

The provisions of this Note are hereby declared to be severable, and if any clause or provision or the application of any clause or provision to any entity or in any circumstances shall be held to be invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Note in any jurisdiction. Each of the covenants, agreements, and conditions contained in this Note is independent and compliance by the Maker with any of them shall not excuse non-compliance by the Maker within the other. Maker shall not take any action, the affect of which shall constitute a breach or violation of any clause or provision of this Note

        IN WITNESS WHEREOF, this Note has been duly executed by Maker as of the date first above written.


        By:
            --------------------------------
            Paul D. Arling, Individually


STATE OF CALIFORNIA   )
                      )  SS.
COUNTY OF ORANGE      )


        I, _________________________, a Notary Public in and for the State and County aforesaid, do hereby certify that before me this day personally appeared Paul D. Arling, an individual, known to me and he acknowledged to me that he executed and delivered the above and foregoing Nonrecourse Secured Promissory Note as his free and voluntary act in his individual capacity for the uses and purposes set forth herein.

        GIVEN under my hand and notarial seal this _____ day of April, 1999.



-----------------------------------
Notary Public


My Commission Expires:





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